Wood Preservative Research

Railroad Tie Treating Facility
Somerville, TX

Maintenance and Repair of Railroad
Bridges and Structures - North America

Utility Pole
Australia

KOPPERS

"To be recognized as the standard bearer for safely delivering customer focused solutions primarily through the development and application of technologies to enhance wood."

MicroPro Walkway
Culcagh Mountain, Ireland

Investor Presentation December 2016 Exhibit 99.1

Forward Looking Statement
Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 and may include, but are not limited to, statements about sales levels, acquisitions, restructuring, profitability and anticipated synergies, expenses and cash outflows. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as "believe," "anticipate," "expect," "estimate," "may," "will," "should," "continue," "plans,“ “potential,” "intends,"
"likely," or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in press releases, written statements or documents filed with the Securities and Exchange
Commission, or in Koppers communications with and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, regarding expectations with respect to sales, earnings, cash flows, operating efficiencies, restructurings, the benefits of acquisitions and divestitures or other matters as well as financings and debt reduction, are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond our control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements, include, among other things, the impact of changes in commodity prices, such as oil and copper, on product margins; general economic and business conditions; potential difficulties in protecting our intellectual property; the ratings on our debt and our ability to repay or refinance outstanding indebtedness; our ability to operate within the limitations of our debt covenants; potential impairment of our goodwill and/or long-lived assets; demand for Koppers goods and services;
competitive conditions; interest rate and foreign currency rate fluctuations; availability of key raw materials and unfavorable resolution of claims against us, as well as those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Koppers, particularly our latest annual report on Form 10-K and subsequent filings. Any forward-looking statements in this presentation speak only as of the date of this presentation, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.
Note: There are non-GAAP amounts in this presentation for which reconciliations to GAAP are provided in the company’s quarterly
financial
news
releases,
which
are
posted
to
the
website
at
www.koppers.com
along
with
this
presentation.
To
access the reconciliations, go to the company’s homepage, select “Investor Relations” and then “News Releases”.  The company also provided a reconciliation for the twelve months ended September 30, 2016 on page 28 of this presentation.

2 Leroy M. Ball President and Chief Executive Officer Michael J. Zugay Chief Financial Officer Management Representatives

Strategic Overview

•
Global leader in oil and water-borne preservatives serving many market applications for treated wood
•
Successfully transitioning from a business built on producing carbon pitch to serve global aluminum industry into an enterprise centered on the preservation and enhancement of wood
•
Knowledge of wood preservation is a core competency
Largest integrated producer of wood treatment preservatives for North
American railroad crosstie industry
Performance Chemicals wood treatment preservatives serve various industrial, agricultural and residential markets
•
Strategy continues to build momentum; continue to evaluate
opportunities to optimize product portfolio and capital structure
Systematic approach of reducing dependence on highly cyclical industries tied to oil and aluminum
Continuing to de-emphasize CMC as a standalone business
•
Wood treatment technologies are at the heart of our value
creation model
Investment Thesis

We are in the “5
th
inning” of our transformation
Strategic
Initiative
Description
Expected
Completion
De-emphasize
CMC Business
•
Will have ceased
distillation
or sold 7 of 11
facilities by YE 2016
•
CMC revenues decreased from two-thirds to less than ~30% of
consolidated sales
•
Expect to improve CMC profitability to 9-15% adj
EBITDA through
economic cycle by
year-end 2018
Q4 2017
Aggressively Targeted
Debt Reduction
Goal: Leverage
@ 2-4X
•
$128M operating cash flow in 2015; all-time high as public company
•
Reduced
debt by $116M in 2015; making progress toward debt
reduction target
of $85M in 2016
•
Total debt was $850 million at 12/31/14, $735 million at 12/31/15 and
$691 million
at 9/30/16
Q4 2016
Secure
long-term business of
key customer base
•
Extended contracts with the BNSF,
CSX and NS into 2021
•
Signed long-term rail
joint agreements with 2 key railroad customers –
NS (2019) & UP (2021)
•
Extended supply agreements with 2 largest PC customers into 2017 &
2018, respectively
•
Signed 2 long-term contracts that are expected to increase phthalic sales
volume
20%
YOY
Ongoing
Reduce
China risk profile
•
Restructured loan agreements in China;
renegotiated soft pitch
agreement with Nippon Steel and received $30M (July 2015)
•
Exiting 2 of 3 existing joint ventures in China
Q1
2017
Divest
non-core businesses
•
Sold North American utility
business (January 2015)
•
Sold KSA concrete tie joint venture (July 2015)
•
Sold Houston wood-treating business (October 2016)
Ongoing
Initiatives Are Well Underway;
Significantly Improving Profitability

Integrated global provider of treated wood products, wood treatment chemicals, and carbon compounds
Three core complementary business segments
Unique product/service portfolio and niche end market focus
YTD 9/30/16 Net Sales
Products & Services
Carbon Materials and Chemicals
(CMC)
Performance Chemicals
(PC)
Railroad and Utility Products
and Services (RUPS)
$337 Million
$304 Million
$462 Million
Carbon Pitch
Creosote
Carbon Black Feedstock
Naphthalene
Phthalic Anhydride
Wood Preservation Chemicals
Coatings
Water Repellants
Pigmented Stains
Fire Retardants
Railroad Crossties
Railroad Bridge Services
Rail Joint Bars
Utility Poles
Leading Global Supplier:
Infrastructure & Construction Markets

YTD
9/30/16
LTM
9/30/16
12/31/15
Net Sales
$1,103M
$1,467M
$1,627M
EBITDA*
$137M
$166M
$150M
EBITDA %*
12.4%
11.3%
9.2%
+280 bps
YOY
+270 bps
YOY
+170 bps
YOY
YTD 9/30/16 EBITDA %*
3.7%
21.6%
13.0%
Key Market Drivers
1-3%
#1
2-4%
#1
1-3%
#1 or #2
Repair & Remodel
Existing Home Sales
Global Industrial Growth
* On an adjusted basis
Market Growth
Market Position
Replacement Cycle

Transforming Our Business Profile;
Maximizing Our Profitability

12/31/14
12/31/15
LTM 9/30/16
Net Sales
$1,555M
$1,627M
$1,467M
EBITDA*
Margin*
$116M
7.5%
$150M
9.2%
$166M
11.3%
Net Leverage
6.9x
4.7x
4.1x
Business
Segment
Revenues
Wood-related
Products &
Services
46%
62%
68%
Strategy
Diversified
commodity
chemicals
* On an adjusted basis
Transformation to integrated
wood preservation business
Delivering restructuring benefits
and margin expansion
CMC
54%
RUPS
38%
PC
8%
CMC
38%
RUPS
40%
PC
22%
CMC
32%
RUPS
42%
PC
26%

Zero Harm Focus Driving Shareholder Value

Achieved certification in American Chemistry Council’s Responsible Care
®
initiative across 18 global facilities and corporate headquarters
Received awards from BNSF Railway, Canadian National Railway and Union
Pacific Railroad for excellence in chemical transportation safety performance
12 operating locations achieved a zero total recordable rate in 2015
Auckland
Christchurch
Darlington
Denver
Geelong
Houston
Hubbell
KCCC
Longford
Millington
Mt. Gambier
Scunthorpe
ZERO IS POSSIBLE!
Safety
Statistics
YTD
9/30/16
2015
2014
2013
2012
Days Away (DA)
0.94
1.21
0.76
0.90
0.72
Days
Away / Restricted Transfer (DART)
2.06
1.90
2.03
1.69
1.66
Total
Recordable
Rate
(TRR)
3.12
3.45
3.91
3.71
3.99

Facilities well-positioned to capture worldwide demand growth
Europe
2 facilities
North America
15 facilities
China
2 facilities
Australasia
9 facilities
2015 Sales by Region
Carbon Materials and Chemicals
Railroad and Utility Products and Services
Performance Chemicals
South America
2 facilities
(a)
Global Presence;
Serving Customer
Demand
(a)
Toll producing facilities
2015 Sales by End Market
Railroad
39%
Construction
,
23%
Utilities
5%
Rubber
5%
Other
11%
Aluminum/Steel,
17%
North
America
61%
Europe
9%
Australasia
17%
Emerging
Markets
13%

By 12/31/16, will have shut down coal tar distillation capacity or sold 7 of 11 facilities over 3-year period; already ceased distillation at 6 locations:
•
Uithoorn, Netherlands stopped producing coal tar products in April 2014
•
Follansbee, WV ceased distillation in December 2015
•
Port Clarence & Scunthorpe, U.K. facilities, ceased production in February 2016;
properties and assets sold to Industrial Chemicals Group Limited in July 2016
•
KCCC in China ceased coal tar distillation in March 2016
•
Clairton, PA facility ceased coal tar distillation in July 2016
Plan to exit 1 additional facility in near-term:
•
Agreement has been reached to sell our 30% interest in TKK JV in China; closing to occur by year-end 2016
By 1/1/2017, global capacity for coal tar distillation will be reduced by ~50%;
remaining 4 CMC facilities have key competitive advantages:
•
Stickney, IL
•
Nyborg, DK
•
Mayfield, AU
•
Jiangsu Province, China
CMC Consolidation Strategy

6.8% 10.7% 11.2% 7.9% 9.6% 13.7% 13.7% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Quarterly EBITDA Margin* Delivering Improved Profitability 11 2015 2016 Q1-Q3 Avg: 9.6% Q1-Q3 Avg: 12.4% * On an adjusted basis

Koppers:
117.2%
Total Shareholder Return –
LTM
(1)

(1)
Total Shareholder Return includes stock appreciation and common dividends received from December 8, 2015 to December 8, 2016.
Strategic Transformation Driving Shareholder Value Enhancement
S&P
SmallCap 600:
24.7%
S&P
SmallCap 600
Industrials:
28.0%
Koppers
S&P SmallCap 600
S&P SmallCap 600 Industrials
Dec-15
Feb-16
May-16
Jul-16
Sep-16
Dec-16
50%
100%
150%
200%
250%

Debt & Liquidity

2016 Debt Repayment: $85M Target

($ in millions)
$735
$650
N/A *
$168
$23
$47
$46
$13
$500
$550
$600
$650
$700
$750
Total debt
1/1/2016
TKK loan
repayment
Adjusted
EBITDA
Working
capital and
other
Capex
Cash interest
Cash taxes
Total debt
12/31/2016
2016 Estimated Debt Repayment
* Deferred
until 2017
•
Reduce debt to achieve goal of 2-4X leverage ratio
•
Provide greater flexibility
•
Allocate capital to maximize shareholder returns

U.S. Credit Facility Amendment

Credit amendment (April 2016) provides financial flexibility to fully implement restructuring actions
•
Reduce revolving credit facility to $300M from $500M; lower revolver interest expense
•
Increase leverage covenant ratio for each remaining measurement period of agreement
•
Exclude capital expenditures related to N.A. & European CMC
restructuring from fixed charge ratio; can advance construction of naphthalene production at Stickney (IL) facility
•
Reset $75M basket to zero for cash or non-cash, non-recurring charges related to sale or discontinuation of businesses
•
Additional pricing tier that increases interest rate slightly compared to prior agreement until we reach < 3.5 times leverage

Appendix

Financial Highlights

Performance Chemicals (PC)
•
Continued to strengthen market-leading position and benefited from near-peak consumer demand
•
Strong operating profitability; favorable trends in repair & remodeling markets and existing home sales
•
Retailers & dealers stocking and selling treated wood with higher preservative retention levels
Railroad and Utility Products and Services (RUPS)
•
Reduction in crosstie purchases due to lower spending by Class I rail customers; lower pass-through pricing related to lower hardwood pricing; greater competition in non-Class I business
•
Delivered solid margin performance despite softening market conditions as previously forecasted;
favorable sales mix related to crosstie treatment and bridge services
Carbon Materials and Chemicals (CMC)
•
Strategy to significantly reduce coal tar distillation capacity reaping benefits in terms of increased profitability and shrinking environmental footprint
•
Profitability increased from prior year due to cost savings related to consolidation strategy and lower average raw material costs
•
Decoupling wood-preservation business from significant volatility that affected CMC historically
Q3 2016: Continue Focusing on
Higher-value Wood Preservatives Market

Q3 Sales: Reflect Strategic Shift to
De-emphasize CMC; Softening Railroad Market
($ in millions)
$434
$371
$14
($32)
($45)
$350
$370
$390
$410
$430
$450
Q3 2015
PC
RUPS
CMC
Q3 2016
Sales Bridge Q3 2016

Q3 EBITDA* of $51M; PC Delivered Strong Profitability 20 ($ in millions) $48 $51 $8 ($5) $1 ($1) $25 $35 $45 $55 $65 Q3 2015 PC RUPS CMC CORP Q3 2016 EBITDA* Bridge Q3 2016 * On an adjusted basis

2016 Guidance

2016
Sales
Forecast
of
~$1.4B

($ in millions)
$1,627
~ $1,4B
$50-$60
($80-$90)
($180-$200)
$1,200
$1,300
$1,400
$1,500
$1,600
$1,700
2015 ACTUAL
PC
RUPS
CMC
2016 FORECAST
Consolidated Sales Bridge
2016 Forecast

2016 EBITDA* Forecast: PC
Net Improvement of $19M

($ in millions)
$61
$80
$19
$50
$60
$70
$80
2015 ACTUAL
Organic Growth/ Cost Savings
2016 FORECAST
PC EBITDA* Bridge
2016 Forecast
* On an adjusted basis

2016 EBITDA* Forecast: RUPS
Expect Lower Treating Volumes; Commercial Softening

($ in millions)
$84
($3)
$4
$71-$74
($11-$14)
$50
$60
$70
$80
$90
2015 ACTUAL
Treating Volumes
Rail Joints & Utility
Poles
Cost Savings
2016 FORECAST
RUPS EBITDA* Bridge
2016 Forecast
* On an adjusted basis

($ in millions)
2016 EBITDA* Forecast: CMC
Increase of $10-$11M
$9
$5
$15-$16
($10)
$19-$20
$0
$10
$20
$30
2015 ACTUAL
China/Australia
Restructuring
Savings
Volume/Price/RM
Savings
2016 FORECAST
CMC EBITDA* Bridge
2016 Forecast
* On an adjusted basis

2016 EBITDA Forecast:
Consolidated EBITDA* of $168M-$172M

($ in millions)
EBITDA Margin*
~12%
* On an adjusted basis
$150
$168-$172
~ $180
$19
($10-$13)
$10-$11
$2
$120
$130
$140
$150
$160
$170
2015 ACTUAL
PC
RUPS
CMC
CORP
2016 FORECAST
2017 FORECAST
Consolidated EBITDA Bridge
2016-17 Forecast

Non-GAAP Measures and Guidance
Koppers believes that EBITDA, adjusted EBITDA and adjusted EBITDA margin provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons between periods and with other corporations in similar industries. The exclusion of certain items permits evaluation and a comparison of results for ongoing business operations, and it is on this basis that Koppers management internally assesses the company's performance.  In addition, the Board of Directors and executive management team use adjusted EBITDA and adjusted earnings per share as performance measures under the company’s annual incentive plans.
Although Koppers believes that these non-GAAP financial measures enhance investors’
understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures and should be read in conjunction with the relevant GAAP financial measure. Other companies in a similar industry may define or calculate these measures differently than the company, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP.
For the company’s 2016 guidance, adjusted EBITDA excludes restructuring, impairment, non-
cash LIFO charges, and non-cash mark-to-market commodity hedging.  The forecasted amounts for these items are not determinable, but may be significant.  For that reason, the company is unable to provide GAAP earnings estimates at this time.  Final results could also be affected by various other factors that management is unaware of at this time.

Adjusted EBITDA Reconciliation –
LTM 9/30/16

($ in millions)
LTM
9/30/2016
Net Sales
$1,467
Net Income (loss)
(67)
Interest expense including refinancing

Depreciation and amortization

Income tax provision
(4)
Discontinued Operations
(1)
EBITDA
$35
Adjustments to EBITDA:
Treating plant closure
6
Net gain on sale of business
3
European restructuring
27
North American restructuring
34
Storage tank and railcar cleaning costs
0
Osmose acquisition costs
0
China restructuring
3
Non-cash LIFO expense
(6)
Mark-to-market commodity hedging
1
Reimbursement Environmental Costs
(3)
Escrow Recovery
(1)
Goodwill Impairment

Adjusted EBITDA
(1)
$166
Adjusted EBITDA Margin
(2)
11.3%
(1) The table above describe the adjustments to EBITDA for the twelve months ending September 30, 2016.
(2) Adjusted EBITDA as a percentage of GAAP sales.

Koppers Holdings Inc.
436 Seventh Avenue
Pittsburgh, PA 15219-1800
Koppers, with corporate headquarters in Pittsburgh, Pennsylvania, is an integrated global provider of treated wood products, wood treatment chemicals and carbon compounds. Our products and services are used in a variety of niche applications in a diverse range of end-markets, including the railroad, specialty chemical, utility, residential lumber, agriculture, aluminum, steel, rubber, and construction industries.
Stock Exchange Listing
NYSE: KOP
Contact Information
Ms. Quynh
McGuire
Director, Investor Relations and
Corporate Communications
412 227 2049
McGuireQT@koppers.com
KOPPERS
World Headquarters
Pittsburgh, Pennsylvania,
USA
Koppers is a a member of the
American Chemistry Council.

Wood Preservative Research
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Creating safe & environmentally responsible solutions.
Solving our customers' most important challenges.
Resulting in superior performance for our shareholders.
www.koppers.com

Railroad Track and Ties